United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Louisiana Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 28, 2007

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Louisiana Bancorp, Inc. The meeting will be held at our main office located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005, on Thursday, February 14, 2008 at 2:00 p.m., Central Time.

At the special meeting, you will be asked to consider and approve the adoption of the 2007 Stock Option Plan and consider and approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement. Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the special meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the special meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Louisiana Bancorp, Inc. is sincerely appreciated.

Very truly yours,

/s/ Lawrence J. LeBon, III

Lawrence J. LeBon, III
Chairman of the Board, President and Chief Executive Officer

LOUISIANA BANCORP, INC.

1600 Veterans Memorial Boulevard

Metairie, Louisiana 70005

(504) 834-1190

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME	2:00 p.m., Central Time, Thursday, February 14, 2008.

PLACE	Louisiana Bancorp’s main office 1600 Veterans Memorial Boulevard Metairie, Louisiana 70005.

ITEMS OF BUSINESS

(1)    To consider and approve the adoption of the 2007 Stock Option Plan;

(2)    To consider and approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement; and

(3)    To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Louisiana Bancorp common stock of record at the close of business on December 21, 2007 are entitled to vote at the meeting.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ivan J. Miestchovich, Ph.D.

Ivan J. Miestchovich, Ph.D.
Corporate Secretary

Metairie, Louisiana December 28, 2007

PROXY STATEMENT

OF

LOUISIANA BANCORP, INC.

ABOUT THE SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Louisiana Bancorp, Inc., the parent holding company of Bank of New Orleans. On July 9, 2007, we completed our mutual to stock conversion and holding company formation. Our Board of Directors is soliciting proxies to be used at the special meeting of shareholders to be held at our main office located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005, on Thursday, February 14, 2008 at 2:00 p.m., Central Time, and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about December 28, 2007.

What is the purpose of the special meeting?

At our special meeting, shareholders will act upon the matters outlined in the notice of meeting, including the adoption of the 2007 Stock Option Plan and the 2007 Recognition and Retention Plan and Trust Agreement.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, December 21, 2007, are entitled to vote at the meeting. On the record date, we had 6,345,732 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the special meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the adoption of the 2007 Stock Option Plan and the 2007 Recognition and Retention Plan if you do not furnish instructions for such proposals. You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to adopt the 2007 Stock Option Plan and the 2007 Recognition and Retention Plan and Trust Agreement are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the special meeting.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the special meeting. Shareholders of record can vote in person at the special meeting. If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

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First, you may send a written notice to our Corporate Secretary, Ivan J. Miestchovich, Louisiana Bancorp, Inc., 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card before the special meeting. Any earlier executed proxies will be revoked automatically.

•	Third, you may attend the special meeting and vote in person. Any earlier executed proxy will be revoked. However, attending the special meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the adoption of the 2007 Stock Option Plan and FOR the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the special meeting and any adjournment of the special meeting and will not be used for any other meeting.

What vote is required to approve each item?

The affirmative vote of a majority of the total shares outstanding and entitled to vote at the special meeting is required for approval of the proposals to adopt the 2007 Stock Option Plan and to adopt the 2007 Recognition and Retention Plan and Trust Agreement. Because of the required vote, abstentions and “broker non-votes” will have the same effect as a vote against these proposals. And for the same reason, the failure of any Louisiana Bancorp shareholder to vote by proxy or in person at the special meeting will also have the effect of a vote against the proposals to adopt the stock plans.

PROPOSAL TO ADOPT THE 2007 STOCK OPTION PLAN (Proposal One)

General

On November 29, 2007, the Board of Directors adopted the 2007 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Louisiana Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”). Options will be available for grant to officers, employees and directors of Louisiana Bancorp, Bank of New Orleans and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that the Stock Option Plan is in the best interest of Louisiana Bancorp and our shareholders. If shareholder approval is obtained, options to acquire shares of common stock will be granted to officers, employees and non-employee directors of Louisiana Bancorp and Bank of New Orleans with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Marc F. Eagan, Jr., Michael E. Guarisco, Gordon K. Konrad and Ivan J. Miestchovich.

Number of Shares Covered by the Stock Option Plan. A total of 634,573 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 10% of shares of common stock issued in the conversion and currently outstanding. The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options. Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Louisiana Bancorp common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant’s employment or service with Louisiana Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Louisiana Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the optionee’s employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Louisiana Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Louisiana Bancorp following a change in control of Louisiana Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within 90 days after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted.

Transferability. Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee’s spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares. Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Louisiana Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (1) purchased in open market transactions or (2) issued by Louisiana Bancorp pursuant to a plan thereof, in both cases more than six months prior to the exercise date of the option.

Term of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from November 29, 2007 assuming approval of the Stock Option Plan by our shareholders. Termination of the Stock Option Plan shall not affect any previously granted options.

Federal Income Tax Consequences. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Louisiana Bancorp at any time as a result of such grant or exercise. An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Louisiana Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executives”). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the “certification requirement”).

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders. The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. The Board of Directors believes that the likelihood of any impact on Louisiana Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123R (revised 2004), Share-Based Payment, which revises SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. SFAS No. 123R requires Louisiana Bancorp to recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders. Shareholder approval of the Stock Option Plan will also satisfy The Nasdaq Stock Market® listing and federal tax requirements.

Options to be Granted. The Board of Directors of Louisiana Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Louisiana Bancorp and Bank of New Orleans. At the present time, no specific determination has been made as to allocation of grants. The committee is also considering awarding options to certain non-executive officers and employees of Bank of New Orleans.

The Board of Directors recommends that you vote FOR adoption of the 2007 Stock Option Plan.

PROPOSAL TO ADOPT THE 2007 RECOGNITION AND

RETENTION PLAN AND TRUST AGREEMENT (Proposal Two)

General

On November 29, 2007, the Board of Directors adopted the 2007 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Louisiana Bancorp to provide officers, employees and non-employee directors of Louisiana Bancorp and Bank of New Orleans with a proprietary interest in Louisiana Bancorp and as an incentive to contribute to our success. Officers, employees and non-employee directors of Louisiana Bancorp and Bank of New Orleans who are selected by the Board of Directors of Louisiana Bancorp or members of a committee appointed by the board will be eligible to receive benefits under the Recognition and Retention Plan. If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration. A committee of the Board of Directors of Louisiana Bancorp will administer the Recognition and Retention Plan, which currently consists of Marc F. Eagan, Jr., Michael E. Guarisco, Gordon K. Konrad and Ivan J. Miestchovich. Lawrence J. LeBon, III and John LeBlanc serve as the initial trustees of the Trust established pursuant to the Recognition and Retention Plan.

Number of Shares Covered by the Recognition and Retention Plan. Upon shareholder approval of the Recognition and Retention Plan, Louisiana Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 253,829 shares of common stock, or 4.0% of the shares issued in the conversion and currently outstanding. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Louisiana Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan. The issuance of new shares by Louisiana Bancorp would be dilutive to the voting rights of existing shareholders and to Louisiana Bancorp’s book value per share and earnings per share.

Grants. Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable over a five-year period at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan. However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Louisiana Bancorp for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with Louisiana Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient’s last day of employment or service with Louisiana Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter. In the event of a change in control of Louisiana Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Federal Income Tax Consequences. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards. Louisiana Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, are excluded from the $1.0 million deduction limitation. The restricted stock awards granted under the Recognition and Retention Plan will not be excluded from the $1.0 million limitation. However, the Board of Directors believes that the likelihood of any impact on Louisiana Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. For a discussion of SFAS No. 123 and SFAS No 123(R), see “Proposal to Adopt the 2007 Stock Option Plan—Description of the Stock Option Plan—Accounting Treatment.” Louisiana Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing Louisiana Bancorp’s compensation expense and will be a factor in determining Louisiana Bancorp’s earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders. Shareholder approval of the Recognition and Retention Plan will also satisfy The Nasdaq Stock Market® listing requirements.

Shares to be Granted. The Board of Directors of Louisiana Bancorp adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Louisiana Bancorp and Bank of New Orleans. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan. Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the

2007 Recognition and Retention Plan and Trust Agreement.

DIRECTOR AND MANAGEMENT COMPENSATION

The Compensation Discussion and Analysis and compensation information for the fiscal year ended December 31, 2006 set forth below relates to the compensation paid to the executive officers and directors of Bank of New Orleans prior to our conversion and holding company formation which was completed on July 9, 2007.

Compensation Discussion and Analysis

Compensation Philosophy and Objectives. Our compensation committee has the responsibility for establishing and reviewing our compensation philosophy and objectives. In this role, the compensation committee has sought to design a compensation structure that attracts and retains qualified and experienced officers and, at the same time, is reasonable and competitive. As a mutual savings bank, our compensation consisted primarily of cash compensation, salary and bonuses, and retirement benefits. By converting to stock-form, we are able to offer stock-based benefit plans. We expect that these stock-based plans will help us to attract and retain employees consistent with our growth plans. We expect that our proposed stock-based benefit plans will play a significant role in our future compensation considerations, particularly for our named executive officers (we refer to our Chairman, President and Chief Executive Officer and our Senior Vice President and Chief Financial Officer as our named executive officers).

Role of Executive Officers and Management. The Chairman, President and Chief Executive Officer provides recommendations to the compensation committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the compensation committee. The Chairman, President and Chief Executive Officer generally attends compensation committee meetings but is not present for any discussion of his own compensation.

Elements of Executive Compensation. When setting the compensation of our executive officers, the compensation committee generally targets compensation at the median of our peer group with respect to each of our components of compensation. The compensation we provide to our executive officers and other employees primarily consists of the following:

•	annual base salary;

•	annual cash bonuses which are discretionary;

•	retirement benefits; and

•	perquisites and other personal benefits.

Base Salary. We provide named executive officers and other employees with base salary to compensate them for services rendered during the year. Base salary ranges for named executive officers are determined for each employee based on his or her position and responsibility, performance and compensation levels paid by our peers to executives in similar positions. Merit increases normally take effect in January of each year.

During its review of base salaries for executives, the compensation committee primarily considers:

•	market data;

•	internal review of the executive’s compensation, both individually and relative to other officers;

•	individual performance of the executive;

•	qualifications and experience of the officer; and

•	the financial condition and results of operations of the bank.

Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Cash Bonuses. In addition to base salary, we pay annual cash bonuses. During the year ended December 31, 2006, the bonuses paid to Messrs. LeBon and LeBlanc amounted to $50,000 and $17,000, respectively, or 26.7% and 22.6% of their respective salaries. The amount of the bonuses paid to Messrs. LeBon and LeBlanc have been consistent over more than the past five years. The compensation committee has determined that such bonuses were appropriate in light of bonuses paid to officers with the same position at comparable institutions, as reported in publicly available salary surveys. The committee has not, as yet, developed any specific individual or bank performance targets as a measure to determine bonus amounts. We do not believe that the committee would continue to approve these bonus levels if the bank did not continue to produce results which are consistent with, or better than, the bank’s internal budget amounts. In addition, we traditionally pay a Christmas bonus to all employees, which generally amounts to two weeks of an employee’s base salary, and which amounted to $7,795 and $3,132, respectively, for Messrs. LeBon and LeBlanc for 2006. In addition, all employees of the bank received retention bonuses in 2006 amounting to $800 in recognition of the hardships experienced after Hurricane Katrina. All cash bonuses are determined by the compensation committee.

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Retirement and Other Benefits. We also provide all of our employees, including our named executive officers, with tax-qualified retirement benefits through our profit sharing/401(k) plan. All employees who meet the age and service requirements participate in the profit sharing/401(k) plan on a non-discriminatory basis. We provide a 401(k) match to employee contributions, up to specified amounts, and we make an annual profit sharing contribution, which is typically calculated as a percentage of the bank’s net income and then is contributed proportionately to employee’s accounts based on salary level.

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In connection with the conversion, we adopted an employee stock ownership plan, a tax-qualified plan which purchased 8.0% of the stock in the offering. This plan provides all of our employees who meet the age and service requirements with a stake in the future performance of our common stock. The employee stock ownership plan is an equity based plan available to all ranks of employees.

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We also offer various fringe benefits to all of our employees, including our named executive officers, including group policies for medical insurance. We provide individual coverage to employees, with the employee being responsible for a small portion of the premium. Our named executive officers are provided family coverage at no cost. Our Chairman, President and Chief Executive Officer is provided an automobile, and we pay club dues for our named executive officers. The compensation committee believes such benefits are appropriate and assist such officers in fulfilling their employment obligations.

Additional Components of Executive Compensation. In December 2006, we entered into a supplemental retirement agreement with our Chairman, President and Chief Executive Officer which will provide Mr. LeBon with supplemental retirement benefits equal to $100,000 per year for 10 years upon retirement at normal retirement age or upon death, disability or termination in connection with or following a change in control. The supplemental retirement benefit was deemed appropriate by the compensation committee in light of Mr. LeBon’s years of service as an executive officer and as incentive to retain his services through normal retirement at age 65. We also entered into a supplemental retirement agreement with our Chief Financial Officer, John LeBlanc, in March 2007. Under the agreement with Mr. LeBlanc, we will credit Mr. LeBlanc with an annual amount equal to 10% of his base salary and interest on accumulated credited amounts. Mr. LeBlanc will not begin to become vested in his account until age 55, when it will be 75% vested. He will vest in an additional 2.5% per year until he becomes fully vested at age 65. This supplemental retirement benefit was deemed appropriative as an incentive to maintain Mr. LeBlanc’s continued services.

Until March 2007, our Chairman, President and Chief Executive Officer received fees as a director of Bank of New Orleans. Such fees amounted to $12,000 to Mr. Lawrence LeBon in 2006. In consideration of the additional compensation benefits anticipated as a result of our conversion, Mr. Lawrence LeBon no longer is being compensated for his services as a director.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary	Bonus	Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation		Total
Lawrence J. LeBon, III Chairman of the Board, President and Chief Executive Officer	2006	$187,079	$58,595	$276,265	(1)	$59,282	(2)	$581,224

John P. LeBlanc Senior Vice President and Chief Financial Officer	2006	75,173	20,932	—		23,789	(3)	119,894

(1)	Reflects the amounts accrued for Mr. LeBon in 2006 under the supplemental executive retirement agreement between Mr. LeBon and Bank of New Orleans.
(2)	Includes: an employer contribution to the Bank of New Orleans profit sharing plan of $27,500; director’s fees of $12,000; health insurance benefits of $10,200; and automobile expense, club dues and employer matching contribution under the Bank of New Orleans 401(k) plan. Mr. Lawrence LeBon no longer receives director’s fees.
(3)	Includes: employer contribution to the Bank of New Orleans profit sharing plan of $12,028; health insurance benefits of $10,200; and, club dues and employer matching contribution under the Bank of New Orleans 401(k) plan.

As of December 31, 2006, Bank of New Orleans was a mutual savings bank and has not granted any equity awards or stock options to date. Bank of New Orleans does not maintain any non-equity incentive plans.

Benefit Plans

Supplemental Executive Retirement Agreements. In December 2006, Bank of New Orleans entered into a supplemental executive retirement agreement with its President, Lawrence J. LeBon, III. The agreement provides that Mr. LeBon shall be entitled to receive a fixed annual benefit of $100,000 per year for 10 years upon Mr. LeBon’s retirement at age 65. In the event Mr. LeBon’s employment is terminated prior to his normal retirement age, other than in the event of death, disability or in connection with or following a change in control, he will be entitled to receive whatever amounts have been accrued under the agreement. Given Mr. LeBon’s service to the bank and his age, Mr. LeBon was deemed 40% vested in this plan in December 2006 and the bank accrued the amount of $276,265. In the event of Mr. LeBon’s death, disability or termination after a change in control prior to his normal retirement age, he shall be entitled to receive the full supplemental retirement benefit of $100,000 for 10 years.

In March 2007, Bank of New Orleans entered into a supplemental executive retirement agreement with its Senior Vice President and Chief Financial Officer, John LeBlanc. Under the terms of the agreement with Mr. LeBlanc, Bank of New Orleans will credit Mr. LeBlanc with an amount equal to 10% of his base salary on an annual basis beginning with 2007. Interest will be credited on such account at a rate to be determined by the board of directors. Mr. LeBlanc will be 75% vested in the account balance at age 55 and shall vest an additional 2.5% per year until age 65, when be shall be 100% vested. Mr. LeBlanc shall be 100% vested in the account upon death, disability, termination without cause or termination following a change in control.

Employee Stock Ownership Plan. In connection with the conversion, we established an employee stock ownership plan for our employees effective upon the conversion. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.

In July 2007, in order to fund the purchase of 507,659 shares or 8.0% of the common stock issued in the conversion, the employee stock ownership plan borrowed $5.1 million from Louisiana Bancorp. Such loan equaled 100% of the aggregate purchase price of the common stock acquired by the employee stock ownership plan. The loan will be repaid principally from Bank of New Orleans’ contributions to the employee stock ownership plan and the collateral for the loan is the common stock purchased by the employee stock ownership plan. The term of the loan is 20 years. The interest rate for the employee stock ownership plan loan is fixed at the prime rate at the date the employee stock ownership plan entered into the loan. We may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares or upon the sale of treasury shares by Louisiana Bancorp. Such purchases, if made, would be funded through additional borrowings by the employee stock ownership plan or additional contributions from Louisiana Bancorp or Bank of New Orleans. The timing, amount and manner of future contributions to the employee stock ownership plan will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

Shares purchased by our employee stock ownership plan with the loan proceeds are held in a suspense account and released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the employee stock ownership plan will be allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible employee stock ownership plan participants. Forfeitures may be used for several purposes such as the payment of expenses or be reallocated among remaining participating employees. Upon the completion of six years of service, the account balances of participants within the employee stock ownership plan will become 100% vested. Credit is given for years of service with Bank of New Orleans prior to adoption of the employee stock ownership plan. In the case of a “change in control,” as defined in the employee stock ownership plan, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

Generally accepted accounting principles require that any third party borrowing by our employee stock ownership plan be reflected as a liability on our statement of financial condition. Since the employee stock ownership plan is borrowing from us, the loan will not be treated as a liability but instead will be excluded from shareholders’ equity. Because the employee stock ownership plan purchased newly issued shares from Louisiana Bancorp, total shareholders’ equity neither increased nor decreased, but per share shareholders’ equity and per share net earnings will decrease as the newly issued shares are allocated to the employee stock ownership plan participants.

Our employee stock ownership plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the applicable regulations of the IRS and the Department of Labor.

Pension Benefits. The table below shows the present value of accumulated benefits payable to Mr. LeBon, including the number of years of credited service, under the supplemental executive retirement agreement as of December 31, 2006.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Lawrence J. LeBon, III	Supplemental Executive Retirement Agreement	4	$276,265	$—

(1)	Reflects value as of December 31, 2006.

Employment Agreements

In July 2007, Bank of New Orleans entered into employment agreements with Messrs. LeBon and LeBlanc. Pursuant to the agreements, Messrs. LeBon and LeBlanc will serve as President and Chief Executive Officer and as Senior Vice President and Chief Financial Officer, respectively, for a term of three years commencing upon execution of the agreements. On each day during the term of the employment period, the terms of the employment agreements are automatically extended for one additional day unless Bank of New Orleans or the executive gives notice to the other party not to extend the agreements. At least annually, the Board of Directors of Bank of New Orleans will consider whether to continue to renew the employment agreements. The employment agreements provide for initial base salaries of $214,999 and $78,931 for Messrs. LeBon and LeBlanc, respectively. Such salaries may be increased at the discretion of the Board of Directors of Bank of New Orleans but may not be decreased during the term of the agreements without the prior written consent of Messrs. LeBon or LeBlanc.

The employment agreements are terminable with or without cause by Bank of New Orleans. The employment agreements provide that in the event of a wrongful termination of employment (including a voluntary termination by Messrs. LeBon or LeBlanc as a result of a material breach of the agreement by Bank of New Orleans or for “good reason” following a change in control of Louisiana Bancorp or Bank of New Orleans, including a change in the executive’s position, salary or duties without his consent), each of Messrs. LeBon and LeBlanc would be entitled to (1) an amount of cash severance which is equal to three times the sum of his base salary as of the date of termination plus his prior year’s bonus and (2) continued participation in certain employee benefit plans of Bank of New Orleans, including medical and dental plans, until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer. The employment agreements with Bank of New Orleans provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Bank of New Orleans for federal income tax purposes. Parachute payments generally are payments equal to or greater than three times the executive’s base amount, which is defined to mean the executive’s average annual compensation from the employer includable in the executive’s gross income during the most recent five taxable years ending before the year in which a change in control of the employer occurs. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Louisiana Bancorp has also entered into employment agreements with Messrs. LeBon and LeBlanc which are on terms substantially similar to the agreements with Bank of New Orleans, except as provided below. The Louisiana Bancorp agreements provide that severance payments payable to Messrs. LeBon and LeBlanc by Louisiana Bancorp shall include the amount by which the severance benefits payable by Bank of New Orleans are reduced as a result of Section 280G of the Code, if the parachute payments exceed 105% of three times the executive’s “base amount” as defined in Section 280G of the Code. If the parachute payments are not more than 105% of the amount equal to three times the executive’s base amount, the severance benefits payable by Louisiana Bancorp will be reduced so they do not constitute “parachute payments” under Section 280G of the Code. In addition, the agreements with Louisiana Bancorp provide that Louisiana Bancorp shall reimburse Messrs. LeBon and LeBlanc for any resulting excise taxes payable by them, plus such additional amount as may be necessary to compensate them for the payment of state and federal income, excise and other employment-related taxes on the additional payments. Under the employment agreements, the executive’s compensation, benefits and expenses will be paid by Louisiana Bancorp and Bank of New Orleans in the same proportion as the time and services actually expended by the executives on behalf of each company.

For a description of the potential payments under the agreements in the event of a termination of Messrs. LeBon’s and LeBlanc’s employment, see “- Potential Payments Upon Termination of Employment or Change in Control.”

Potential Payments Upon Termination of Employment or Change in Control

Neither Louisiana Bancorp nor Bank of New Orleans had any employment, change in control or severance agreement with Mr. LeBon or Mr. LeBlanc, nor any severance plan or policy covering such executive officers as of December 29, 2006. As a result, if the employment of Mr. LeBon or Mr. LeBlanc had been terminated as of December 29, 2006, either before or after a change in control, neither of such executive officers would have been entitled to receive any cash severance.

In addition, neither Louisiana Bancorp nor Bank of New Orleans has granted any stock options, restricted stock awards or other equity rights to date.

The following summarizes the benefits that Messrs. LeBon and LeBlanc would have been entitled to receive, based on their compensation arrangement for 2006, if their employment agreements entered into following completion of the conversion had been in effect as of December 29, 2006 and their employment had been terminated as of such date due to the reasons set forth below.

Employment Agreements. If the employment agreements for Messrs. LeBon and LeBlanc had been in effect as of December 29, 2006 and their employment had been terminated on such date either (1) by Bank of New Orleans or Louisiana Bancorp for other than cause, disability, retirement or the executive’s death or (2) by the executive for good reason or due to a material breach, then Messrs. LeBon and LeBlanc would have been entitled to the following: (a) cash severance of approximately $745,000 for Mr. LeBon and $291,000 for Mr. LeBlanc, (b) continuation of medical, life and accidental death insurance for up to 36 months, with an estimated present value of approximately $47,000 for each of Messrs. LeBon and LeBlanc, and (c) if the termination of employment was in connection with a change in control, a reimbursement of the 20% excise taxes that would be owed under Sections 280G and 4999 of the Code and a tax gross-up on such reimbursement to place them in the same after-tax position they would have been in if no excise tax was imposed.

SERP Benefits. As of December 29, 2006, Bank of New Orleans had a supplemental executive retirement agreement with Mr. LeBon. If Mr. LeBon remains employed with us until his normal retirement date of age 65, the agreement will provide him with a fixed supplemental retirement benefit of $100,000 per year for 10 years. If his employment is terminated prior to age 65, other than in the event of death, disability or in connection with or following a change in control, he will receive his accrued benefits under the agreement in a lump sum payment. His accrued benefits amounted to $276,265 at December 31, 2006. See “– Benefit Plans – Pension Benefits.” If Mr. LeBon’s employment had been terminated as of December 29, 2006 due to death or disability or in connection with or following a change in control, he (or his estate or beneficiaries in the event of death) would have been entitled to receive $100,000 per year for 10 years commencing in 2007.

Life Insurance Benefits. If Messrs. LeBon or LeBlanc had died as of December 29, 2006, the beneficiaries or estate of each of them would have been entitled to receive life insurance proceeds of $150,000.

Disability Benefits. If Messrs. LeBon or LeBlanc had terminated their employment as of December 29, 2006 due to disability, they would have been entitled to receive monthly disability benefits of approximately $7,000 and $3,800, respectively, for as long as they remained disabled, up to age 65, minus any Social Security or other disability benefits to which they would be entitled. The monthly disability benefits equal the lesser of 60% of the executive’s monthly base salary or $7,000.

Vacation and Sick Leave. Employees of Bank of New Orleans are credited with vacation and sick leave each calendar year based on position and tenure. Employees are not paid for accrued but unused sick leave if their employment is terminated. In addition, vacation leave is not able to be carried forward from one year to the next. However, employees are paid for any accrued but unused vacation leave upon termination of employment. If the employment of Messrs. LeBon or LeBlanc had been terminated as of December 29, 2006, their payments for accrued but unused vacation leave would have been approximately $6,100 and $800, respectively.

Vested Tax-Qualified Retirement Plan. If the employment of Messrs. LeBon or LeBlanc had been terminated as of December 29, 2006, they would have been entitled to receive their vested benefits under our 401(k) plan in accordance with the terms of the tax-qualified plan.

Compensation Committee Interlocks and Insider Participation

During fiscal 2006, Bank of New Orleans maintained a compensation committee which was responsible for oversight of compensation matters for the bank. For 2006, the members of the Bank of New Orleans compensation committee were directors Konrad, Miestchovich, Eagan and L. LeBon as well as the Bank of New Orleans’ manager of human resources. The Chairman of the compensation committee was Mr. Konrad. Employee members of the compensation committee did not participate in deliberations regarding their own compensation. The compensation committee did not use in 2006, and generally has not used, compensation consultants in establishing compensation but instead has generally relied on publicly available industry data in establishing compensation deemed appropriate and reasonable. Mr. L. LeBon, who is President and Chief Executive Officer, served as a member of the Bank of New Orleans compensation committee. Following consummation of the conversion and reorganization, Louisiana Bancorp created a compensation committee consisting of Messrs. Konrad (Chairman), Eagan, Guarisco and Miestchovich, all members of which are independent directors in accordance with requirements of the Nasdaq Stock Market.

There were no compensation committee “interlocks” during 2006 for the Bank of New Orleans compensation committee or during 2007 for the Louisiana Bancorp compensation committee, which generally means that no executive officer served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the compensation committee of Bank of New Orleans of Louisiana Bancorp, respectively.

Report of the Compensation Committee

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in Louisiana Bancorp’s proxy statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Louisiana Bancorp’s proxy statement.

Members of the Louisiana Bancorp Compensation Committee

Gordon K. Konrad, Chairman	Michael E. Guarisco
Marc F. Eagan, Jr.	Ivan J. Miestchovich, Ph.D.

Directors’ Compensation

In 2006, our directors, except for our Chairman, President and Chief Executive Officer, received a fee of $1,250 for attending regularly scheduled monthly and special Board meetings and $250 for attending meetings for committees of the Board.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Marc F. Eagan, Jr.	$12,500	$1,000	$13,500
Michael E. Guarisco	12,750	1,000	13,750
Gordon K. Konrad	13,750	1,000	14,750
Brian G. LeBon, Sr.	12,500	1,000	13,500
Ivan J. Miestchovich, Ph.D.	13,750	1,000	14,750

(1)	Consists of a Christmas gift certificate.

Directors may defer the receipt of their board and committee fees pursuant to the Bank of New Orleans Directors’ Nonqualified Deferred Compensation Plan. Amounts which are deferred are credited with the then-applicable interest rate paid on Bank of New Orleans’ two-year variable certificates of deposit. All deferred amounts are paid upon a director’s termination of service.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 21, 2007, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Louisiana Bancorp, (iii) certain executive officers of Louisiana Bancorp, and (iv) all directors and executive officers of Louisiana Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 21, 2007(1)		Percent of Common Stock
Homestead Partners L.P. 565 Fifth Avenue, 22nd Floor New York, New York 10017	625,900	(2)	9.9%

MFP Investors, LLC 51 John F. Kennedy Parkway, 2nd Floor Short Hills, New Jersey 07078	550,000	(3)	8.7

Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, New York 10017	423,000	(4)	6.7

Directors:

Marc F. Eagan, Jr.	50,902	(5)	0.8
Michael E. Guarisco	50,861	(6)	0.8
Gordon K. Konrad	34,965	(7)	0.6
Brian G. LeBon, Sr.	31,284	(8)	0.5
Lawrence J. LeBon, III	40,623	(9)	0.6
Ivan J. Miestchovich, Ph.D.	13,600	(10)	0.2

Other Named Executive Officers:

John P. LeBlanc	16,281	(11)	0.3

All Directors and Executive Officers as a group (7 persons)	238,516		3.8

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.
(2)	Based on a Schedule 13D filed with the SEC on July 25, 2007 by Homestead Partners LP, a Delaware limited partnership, Arles Partners LP, a New York limited partnership, Arles Advisors Inc., a New York corporation, and Warren Mackey. Arles Advisors is the general partner of Homestead Partners and Arles Partners. The sole shareholder, director and executive officer of Arles Advisors is Warren A. Mackey. By virtue of his position with Arles Advisors, Mr. Mackey has the sole investment discretion and voting authority with respect to the shares owned by Homestead Partners and Arles Partners. Arles Partners, as general partner of Homestead Partners and Arles Partner, may be deemed to beneficially own 600,900 shares owned by these partnerships. Mr. Mackey, as sole shareholder, director and executive officer of Arles Advisors, also may be deemed to beneficially own the shares owned by the partnerships and 25,000 shares beneficially owned by him. By virtue of his positions, Mr. Mackey has the sole authority to vote and dispose of the 625,900 shares.
(3)	Based on a Schedule 13G filed with the SEC on August 8, 2007 by MFP Investors LLC, a registered investment advisor, MFP Partners LP and Michael Price, the controlling person of MFP Investors. MFP Investors is deemed to beneficially own 550,000 shares and MFP Partners (a client of MFP Investors) has the shared power to vote 428,700 shares.

(Footnotes continued on following page)

(4)	Based on a Schedule 13D/A filed with the SEC on September 17, 2007 by (i) Sandler O’Neill Asset Management LLC, a New York limited liability company (“SOAM”) with respect to shares beneficially owned by Malta Partners, LP, a Delaware limited partnership (“MP”), Malta Hedge Fund, L.P., a Delaware limited partnership (“MHP”), Malta Hedge Fund II, L.P., a Delaware limited partnership (“MHPII”), and Malta Offshore, Ltd., a Cayman Islands company (“MO”),(ii) SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), with respect to shares beneficially owned by MP, MHF and MHFII, (iii) MP, with respect to shares beneficially owned by it, (iv) MHF, with respect to shares beneficially owned by it, (v) MHFII, with respect to shares beneficially owned by it, (vi) MO, with respect to shares beneficially owned by it, and (vii) Terry Maltese, with respect to shares beneficially owned by MP,MHF, MHFII, and MO; and as managing member of SOAM Ventures, LLC, a Delaware limited liability company (“Ventures”), with respect to shares beneficially owned by SOAM Capital Partners, LP, A Delaware limited partnership (“SCP”), of which Ventures is the management company. The sole general partner of MP, MHF and MHFII is Holdings, and administrative and management services for the partnerships are provided by SOAM. SOAM also provides management services to MO. The managing member and president of Holdings and SOAM is Mr. Maltese. In his capacity as president and managing member of Holdings, Ventures and SOAM, Mr. Maltese exercises voting and dispositive power over all shares beneficially owned by MP, MHF, MHFII, SCP, MO, SOAM and Holdings. The non-managing member of Holdings and SOAM is Sandler O’Neill Holdings, LLC, a New York limited liability company. MP beneficially owned 31,700 shares; MHF beneficially owned 33,000 shares; MHFII beneficially owned 167,800 shares; MO beneficially owned 102,500 shares; SCP beneficially owned 88,000 shares; SOAM owned directly no shares but may be deemed to beneficially own 423,000 shares by reason of its position as management company for MP, MHP, MHPII, MO and SCP; Holdings owned directly no shares but may be deemed to beneficially own 232,500 shares by reason of its position as general partner of MP, MHP and MHPII; and Mr. Maltese owned directly no shares but may be deemed to beneficially own 423,000 shares by reason of his position as president of Holdings and SOAM.
(5)	Includes 11,800 shares held by Mr. Eagan as custodian for his son, 43 shares held by Mr. Eagan’s son, 5,962 shares held by Mr. Eagan’s wife as custodian for their daughter, 8,097 shares held in the Bank of New Orleans deferred compensation plan and 25,000 held by Eagan Insurance Agency, Inc. of which Mr. Eagan is president.
(6)	Includes 17,572 shares held jointly with Mr. Guarisco’s wife, 8,289 shares held in the Bank of New Orleans deferred compensation plan and 25,000 shares held by Ambassador Capital, LLC of which Mr. Guarisco is managing partner.
(7)	Includes 5,000 shares held by Mr. Konrad’s wife, 2,000 shares held by Mr. Konrad’s wife as custodian for their son and 9,121 shares held in the Bank of New Orleans deferred compensation plan.
(8)	Includes 7,790 shares held in the Bank of New Orleans deferred compensation plan.
(9)	Includes 30,623 shares held in the Bank of New Orleans 401(k) plan and 10,000 shares held in a trust for Mr. LeBon’s nephews for which Mr. LeBon is trustee.
(10)	Includes 13,600 shares held jointly with Mr. Miestchovich’s wife.
(11)	Includes 1,281 shares held jointly with Mr. LeBlanc’s wife and 15,000 shares held in the Bank of New Orleans 401(k) plan.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials of Louisiana Bancorp relating to the first annual meeting of shareholders of Louisiana Bancorp, which is expected to be held in May 2008, had to be received at the principal executive offices of Louisiana Bancorp, Inc., 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005, Attention: Ivan J. Miestchovich, Corporate Secretary, no later than December 15, 2007 and be in accordance with Rule 14a-8 of the Securities Exchange Act. No such proposals were received.

Shareholder proposals which are not submitted for inclusion in Louisiana Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 9.D of Louisiana Bancorp’s Articles of Incorporation. Notice of the proposal had to be given in writing and delivered to, or mailed and received at, our principal executive offices by December 15, 2007 and had to include the information required by Article 9.D of our Articles. No such proposals were received.

OTHER MATTERS

Management is not aware of any business to come before the special meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Louisiana Bancorp. Louisiana Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Louisiana Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Louisiana Bancorp may solicit proxies personally or by telephone without additional compensation. We have also engaged Regan & Associates, Inc. a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $7,500 ($5,625 if the stock plans are not approved at the special meeting), plus reimbursement of out-of-pocket expenses.

APPENDIX A

LOUISIANA BANCORP, INC.

2007 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Louisiana Bancorp, Inc. (the “Corporation”) hereby establishes this 2007 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01 “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of the Corporation or a Subsidiary Company or any successors thereto.

3.02 “Bank” means Bank of New Orleans, the wholly owned subsidiary of the Corporation.

3.03 “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04 “Board” means the Board of Directors of the Corporation.

3.05 “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06 “Code” means the Internal Revenue Code of 1986, as amended.

3.07 “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08 “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09 “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10 “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11 “Effective Date” means the date upon which the Board adopts this Plan.

3.12 “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13 “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15 “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16 “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17 “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18 “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19 “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20 “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21 “Option” means a right granted under this Plan to purchase Common Stock.

3.22 “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23 “OTS” means the Office of Thrift Supervision.

3.24 “Retirement” means:

(a) A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Bank of New Orleans Employees’ Savings & Profit Sharing Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Bank of New Orleans Employees’ Savings & Profit Sharing Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.25 “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07 No Deferral of Compensation Under Section 409A of the Code. All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V

ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 634,573. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25.0% and 5.0% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30.0% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF

OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

8.02 Option Exercise Price.

(a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03 Vesting and Exercise of Options.

(a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04 Duration of Options.

(a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options. Notwithstanding anything herein to the contrary, to the extent applicable, all executive officers and directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. § 565.4 or any successor thereto), is subject to OTS enforcement action or receives a capital directive from the OTS under 12 C.F.R. § 565.7.

(b) Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b) Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

9.01 General Adjustments. The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02 Adjustments for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the OTS and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI

EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

13.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV

SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder. In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders of the Company.

ARTICLE XV

MISCELLANEOUS

15.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

APPENDIX B

LOUISIANA BANCORP, INC.

2007 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01 Louisiana Bancorp, Inc. (the “Corporation”) hereby establishes the 2007 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2007 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01 “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of the Corporation or a Subsidiary Company or any successors thereto.

3.02 “Bank” means Bank of New Orleans, the wholly owned subsidiary of the Corporation.

3.03 “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04 “Board” means the Board of Directors of the Corporation.

3.05 “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06 “Code” means the Internal Revenue Code of 1986, as amended.

3.07 “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08 “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09 “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10 “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11 “Effective Date” means the day upon which the Board adopts this Plan.

3.12 “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13 “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15 “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16 “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17 “OTS” means the Office of Thrift Supervision.

3.18 “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.19 “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.20 “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.21 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.22 “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03 Revocation for Misconduct. Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07 No Deferral of Compensation Under Section 409A of the Code. All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V

CONTRIBUTIONS

5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.02 Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 253,829 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25.0% and 5.0% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30.0% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01 Awards. Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him or her.

6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01 Earning Plan Shares; Forfeitures.

(a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

(b) Exception for Terminations Due to Death, Disability or Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02 Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03 Distribution of Plan Shares.

(a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

(c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion. Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII

TRUST

8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e) To employ brokers, agents, custodians, consultants and accountants.

(f) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(g) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

9.06 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan. The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s shareholders.

9.07 Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08 Tax Status of Trust. It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 27th day of November, 2007.

LOUISIANA BANCORP, INC.		TRUSTEES:

By:	/s/ Lawrence J. LeBon, III	/s/ Lawrence J. LeBon, III
	Lawrence J. LeBon, III	Lawrence J. LeBon, III
	President and Chief Executive Officer	Trustee

/s/ John P. LeBlanc
John P. LeBlanc
Trustee

REVOCABLE PROXY

LOUISIANA BANCORP, INC.

☒	Please Mark Votes
As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LOUISIANA BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2008 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Louisiana Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Louisiana Bancorp, Inc. held of record by the undersigned on December 21, 2007 at the Special Meeting of Shareholders to be held at Louisiana Bancorp’s main office located at 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005 on Thursday, February 14, 2008, at 2:00 p.m., Central Time, or at any adjournment thereof.

1.	Proposal to approve the adoption of the 2007 Stock Option Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the adoption of the 2007 Recognition and Retention Plan and Trust Agreement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the approval of the 2007 Stock Option Plan and “FOR” the approval of the 2007 Recognition and Retention Plan.

THE SHARES OF LOUISIANA BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE 2007 STOCK OPTION PLAN AND FOR THE APPROVAL OF THE 2007 RECOGNITION AND RETENTION PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Louisiana Bancorp, Inc. called for February 14, 2008 and the accompanying Proxy Statement prior to the signing of this proxy.

Please be sure to date this Proxy and sign in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

Ù Detach above card, sign, date and mail in postage paid envelope provided. Ù

LOUISIANA BANCORP, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity,

please give title. When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY

MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.